UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 27, 2006
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                       333-118843                 36-4514369
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)


     214 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code           (704) 387-8239
                                                    ----------------------------

          201 North Tryon Street, Charlotte, North Carolina 28255
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

             (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (5.1)                            Legality Opinion of Cadwalader,
                                       Wickersham & Taft LLP.

      (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

      (23) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.


January 27, 2006



                                    By:        /s/ Judy Lowman
                                        ----------------------------------------
                                        Name:  Judy Lowman
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                     Description
-----------                                     -----------
    (5.1)                 Legality Opinion of Cadwalader, Wickersham & Taft LLP.
    (8.1)                 Tax Opinion of Cadwalader, Wickersham & Taft LLP
                          (included as part of Exhibit 5.1).
    (23)                  Consent of Cadwalader, Wickersham & Taft LLP
                          (included as part of Exhibit 5.1).